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Hello, Before we discuss our Q2 financial results, I would like to briefly address the biggest news of the day. By now, you have likely read about Syntel‘s merger agreement with Atos [investor.syntelinc.com], a global leader in digital transformation with 100,000 employees across 73 countries worldwide. We are very pleased to announce this latest development, and excited about the synergy that will be created by our complementary offerings as well as the scale and value that our combined companies can deliver following the closing. I want to emphasize that we are absolutely in business as usual mode until the merger closes, which we are confident will take place by the end of 2018. You can expect no impact on our work together as a result of our agreement with Atos, and you will continue to experience the same high level of service you have come to expect from Syntel. Now, on to our Q2 results! You may not know it, but on today‘s date in 1977, the first GPS signal was sent from a navigation satellite to an Earth-based receiver, but it was not until 1989 when the first commercial GPS receiver went on sale to the public. The Magellan NAV 1000 was clunky, slow, and only worked a few hours each day when first launched. Still, it created a sensation and sparked a cascade of imitators. Now, consumer technologies are developed and launched many orders of magnitude faster. Gone are lengthy engineering, prototyping, testing and launch 1 cycles because, as Magellan proved, if you know your customers well enough, being first to market can be the key to success. Customer experience is now the name of the game, and speed and agility are the new gold standard. At Syntel, we are constantly re-tooling and re-shaping our offerings to help our clients stay ahead in the race to create a more engaging customer experience. You need not look any further than our Q2 financials to see that our investments are paying off. Here are some other highlights from the past quarter that I would like to share with you: Customer Experience Webinar We recently hosted a webinar featuring leading CX expert Ryan Hart of Forrester Research and Aditya Saxena, Director of Syntel‘s Customer Experience Group. We explored the latest trends, as well as how to shape your customer experience strategy to meet the challenges of the Digital Age. You can view a replay here [connect.syntelinc.com]. 2

AI Chatbot Goes Live Syntel was recently selected by a leading financial services provider to deploy an AI-powered chatbot for an online ticketing system, which will reduce the amount of human intervention required to handle routine helpdesk tickets. By deploying our SyntBots intelligent chatbot tool, the client will deliver faster response times and a more convenient, more consistent user experience. Client Engagement In April, we held our annual European Leadership Summit in London, a two-day event that was attended by 45+ top client executives. Through a series of panel discussions, we explored several important Digital Age topics. Our panelists were leading practitioners and industry experts in fields such as digital customer experience, data analytics, legacy modernization and cybersecurity. The next month, we organized a Client Appreciation Day at the Georgia Aquarium in Atlanta to honor several of our longstanding clients. In addition to an exclusive after-hours aquarium tour, the event featured a panel discussion on creating a digital enterprise, with real-world examples of how our clients are employing digital technologies. 3

Finally, we ended June with a very unique event, a concert of cross-cultural music [connect.syntelinc.com] held at the University of Edinburgh. With nearly 200 clients and Syntellers in attendance, the concert featured performers Sunita Bhuyan (Diversity Lead, Syntel) and Edinburgh-based composer and jazz musician Yati Durant, among others. The event blended the musical traditions of Scotland and India to promote cultural understanding and diversity. As we move forward through 2018, we will continue to execute on our plan to build stronger client relationships and keep developing the tools and technology you need to engage customers and create a richer experience. Thank you for your support, and I look forward to sharing more developments with you next quarter. Best Regards, Rakesh Khanna Syntel | CEO and President @RakeshKhanna001 [connect.syntelinc.com]

Cautionary Statement Regarding Forward-Looking Statements This communication includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management‘s current expectations or beliefs and on currently available competitive, financial and economic data and are subject to uncertainty and changes in circumstances. Actual results may vary materially from those expressed or implied by the forward-looking statements herein due to changes in economic, business, competitive, technological and/or regulatory factors, and other risks and uncertainties affecting the operation of the business of Syntel, including many factors beyond our control. These risks and uncertainties include, but are not limited to, those associated with: the parties‘ ability to meet expectations regarding the timing and completion of the merger; the occurrence of any event, change or other circumstance that would give rise to the termination of the merger agreement; the failure to satisfy each of the conditions to the consummation of the merger; the disruption of management‘s attention from ongoing business operations due to the merger; the effect of the announcement of the merger on Syntel‘s relationships with its customers as well as its operating results and business generally; the outcome of any legal proceedings related to the merger; employee retention as a result of the merger; our ability to maintain a competitive leadership position with respect to the services that we offer; the conduct of our business and operations internationally, including the complexity of compliance with international laws and regulations and risks related to adverse regulatory actions; our ability to deliver new services to the market on time and in a manner sufficient to meet demand; our ability to protect our computer systems and networks from fraud, cyber-attacks or security breaches; our assumptions, judgments and estimates regarding the impact on our business of political instability in markets where we conduct business; uncertainty in the global economic environment and financial markets; the status of our relationships with and condition of third parties, such as our key customers, upon whom we rely in the conduct of our business; our ability to effectively hedge our exposure to interest rate and foreign currency exchange rate fluctuations; and our dependence on our key employees. For a further list and description of the risks and uncertainties affecting the operations of our business, see our filings with the Securities and Exchange Commission, including our annual report on Form 10-K and our quarterly reports on Form 10-Q. The forward-looking statements speak only as of the date such statements are made. Syntel is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise. Additional Information and Where to Find It This communication may be deemed to be solicitation material in respect of the proposed acquisition of Syntel by Atos. In connection with the proposed acquisition, Syntel intends to file relevant materials with the SEC, including Syntel‘s proxy statement on Schedule 14A. STOCKHOLDERS OF SYNTEL ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING SYNTEL‘S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC‘s web site, http://www.sec.gov, and Syntel stockholders will receive information at an appropriate time on how to obtain transaction-related documents free of charge from Syntel. Such documents are not currently available. Participants in Solicitation Syntel and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Syntel common stock in respect of the proposed transaction. Information about the directors and executive officers of Syntel is set forth in the proxy statement for Syntel‘s 2018 Annual Meeting of Stockholders, which was filed with the SEC on April 27, 2018, and Syntel‘s Annual Report on Form 10-K for the year ended December 31, 2017, which was filed on February 26, 2018. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the acquisition when it becomes available. 5

Dear Syntellers, Before we discuss our Q2 financial results, I would like to briefly address the biggest news of the day, Syntel‘s merger agreement with Atos. Since we made the announcement on Sunday, I have been able to meet with many of you in person and during townhalls, and we are listening carefully to your feedback and concerns. I want to stress that we are absolutely in business as usual mode until the merger closes, which we are confident will take place by the end of 2018. There is no change to our plan to pay variable compensation for the 2018 fiscal year based on actual performance achievement. The road ahead is an exciting one, as we anticipate joining forces with Atos to help our customers transform and succeed in the digital economy with even greater reach, scale and capabilities. Now, on to our Q2 results! You may not know it, but on today‘s date in 1977, the first GPS signal was sent from a navigation satellite to an Earth-based receiver, but it was not until 1989 when the first commercial GPS receiver went on sale to the public. The Magellan NAV 1000 was clunky, slow, and only worked a few hours each day when first launched. Still, it created a sensation and sparked a cascade of imitators. Now, consumer technologies are developed and launched many orders of magnitude faster. Gone are lengthy engineering, prototyping, testing and launch cycles because, as Magellan proved, if you know your customers well enough, being first to market can be the key to success. Customer experience is now the name of the game, and speed and agility are the new gold standard. 6

At Syntel, we are constantly re-tooling and re-shaping our offerings to help our clients stay ahead in the race to create a more engaging customer experience. You need not look any further than our Q2 financials to see that our investments are paying off. Financial Highlights Spotlight on Success Syntel was recently selected by a leading financial services provider to deploy an AI-powered chatbot for an online ticketing system, which will reduce the amount of human intervention required to handle routine helpdesk tickets. By deploying our SyntBots intelligent chatbot tool, the client will deliver faster response times and a more convenient, more consistent user experience. 7

Other Accomplishments London Summit In April, we held our annual European Leadership Summit in London, a two-day event attended by 45+ top client executives. We explored important Digital Age topics, with panelists speaking about areas such as digital customer experience, data analytics, legacy modernization and cybersecurity. Concert in Scotland We held a concert in June at the University of Edinburgh to promote cultural understanding and diversity. With nearly 200 clients and Syntellers in attendance, the concert featured Syntel‘s own Sunita Bhuyan and Edinburgh-based composer and jazz musician Yati Durant. 8

During Q2, Syntel volunteers helped conduct a summer camp for nearly 1,000 kids and families at the Avvai Home in Chennai, held a blood drive across all locations, and celebrated International Women‘s Day. Syntel hosted a webinar featuring Aditya Saxena, Director of Syntel‘s Customer Experience Group and Ryan Hart of Forrester. We explored the latest CX trends, and how to shape customer experience strategy to meet the challenges of the Digital Age. As we move forward through 2018, we will continue executing on our plan to build stronger client relationships and keep learning and re-skilling through Syntel X.0. Looking ahead, there is a great opportunity for each of us to grow professionally, as we continue developing the tools and technology that our clients need to engage their customers and create a richer experience. We are relying on you to keep our momentum going, and to keep Syntel on the same growth trajectory that has made us such an amazing success story over the past 38 years. Thank you for all your hard work, and I look forward to sharing more developments with you next quarter. Regards, Rakesh Khanna Syntel | CEO & President E: Rakesh_Khanna@syntelinc.com | Twitter: @rakeshkhanna001 [twitter.com] [syntelinc.com] [in.linkedin.com] [twitter.com]

[facebook.com] [plus.google.com] [instagram.com] [youtube.com] 2018 Syntel, Inc. Cautionary Statement Regarding Forward-Looking Statements This communication includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management‘s current expectations or beliefs and on currently available competitive, financial and economic data and are subject to uncertainty and changes in circumstances. Actual results may vary materially from those expressed or implied by the forward-looking statements herein due to changes in economic, business, competitive, technological and/or regulatory factors, and other risks and uncertainties affecting the operation of the business of Syntel, including many factors beyond our control. These risks and uncertainties include, but are not limited to, those associated with: the parties‘ ability to meet expectations regarding the timing and completion of the merger; the occurrence of any event, change or other circumstance that would give rise to the termination of the merger agreement; the failure to satisfy each of the conditions to the consummation of the merger; the disruption of management‘s attention from ongoing business operations due to the merger; the effect of the announcement of the merger on Syntel‘s relationships with its customers as well as its operating results and business generally; the outcome of any legal proceedings related to the merger; employee retention as a result of the merger; our ability to maintain a competitive leadership position with respect to the services that we offer; the conduct of our business and operations internationally, including the complexity of compliance with international laws and regulations and risks related to adverse regulatory actions; our ability to deliver new services to the market on time and in a manner sufficient to meet demand; our ability to protect our computer systems and networks from fraud, cyber-attacks or security breaches; our assumptions, judgments and estimates regarding the impact on our business of political instability in markets where we conduct business; uncertainty in the global economic environment and financial markets; the status of our relationships with and condition of third parties, such as our key customers, upon whom we rely in the conduct of our business; our ability to effectively hedge our exposure to interest rate and foreign currency exchange rate fluctuations; and our dependence on our key employees. For a further list and description of the risks and uncertainties affecting the operations of our business, see our filings with the Securities and Exchange Commission, including our annual report on Form 10-K and our quarterly reports on Form 10-Q. The forward-looking statements speak only as of the date such statements are made. Syntel is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise. Additional Information and Where to Find It This communication may be deemed to be solicitation material in respect of the proposed acquisition of Syntel by Atos. In connection with the proposed acquisition, Syntel intends to file relevant materials with the SEC, including Syntel‘s proxy statement on Schedule 14A. STOCKHOLDERS OF SYNTEL ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING SYNTEL‘S PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC‘s web site, http://www.sec.gov, and Syntel stockholders will receive information at an appropriate time on how to obtain transaction-related documents free of charge from Syntel. Such documents are not currently available. Participants in Solicitation Syntel and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Syntel common stock in respect of the proposed transaction. Information about the directors and executive officers of Syntel is set forth in the proxy statement for Syntel‘s 2018 Annual Meeting of Stockholders, which was filed with the SEC on April 27, 2018, and Syntel‘s Annual Report on Form 10-K for the year ended December 31, 2017, which was filed on February 26, 2018. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement regarding the acquisition when it becomes available. 10